STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2003 by and between CyberCash Japan C.V., a limited partnership existing under the laws of the Netherlands (the “Seller”) and SOFTBANK FINANCE CORPORATION, a corporation organized under the laws of Japan (the “Purchaser”) (The Seller and the Purchaser are collectively referred to as the “Parties,” and each a “Party”).

RECITAL

     WHEREAS, on the terms and subject to the conditions contained herein, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, shares of common stock (“Shares”) of VeriTrans, Inc., a corporation organized under the laws of Japan and formerly named CyberCash K.K. (the “Company”).

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

1.1     Purchase and Sale of Shares. On the terms and subject to the conditions contained herein, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller 4,055 Shares for the purchase price of one hundred thirty five million eight hundred thirteen thousand three hundred and ninety seven Japanese Yen (Yen 135,813,397). (The purchase and sale of the Shares under this Section 1.1 being hereinafter referred to as the “Share Transfer.”)

1.2     The Closing. The closing of the Share Transfer (the “Closing”) shall take place on July 3, 2003 (Tokyo time) or on such other date and at such other time as the Parties may agree (the “Closing Date”).

1.3     Closing Delivery and Payment. The following delivery and payment shall be made by the Parties at the Closing:

1.3.1 Delivery by Seller. The Seller shall deliver to the Purchaser certificate(s) representing all of the number of Shares, as set forth in Section 1.1 above, to be transferred to the Purchaser.

1.3.2 Payment by Purchaser. The Purchaser shall pay the purchase price set forth in Section 1.1 above to the Seller by wire transfer of immediately available funds to an account specified at least five business days prior to the Closing Date by the Seller.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1     Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as follows:

2.1.1 Organization. CyberCash Japan C.V. is a limited partnership duly organized and validly existing under the laws of the Netherlands

2.1.2 Authority; Enforceability; Effect of Contracts. This Agreement has been duly authorized by all necessary action of the Seller. This Agreement has been duly executed and delivered by the Seller. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms. Furthermore, Seller represents and warrants that it has the authority to sell the shares of the Company, and that no equity holder of Seller, including but not limited to Mr. or Mrs. Oyama, has taken any action which purports to restrict the rights of the Seller to sell its shares.

2.1.3 No Conflicts. The execution and delivery by the Seller of this Agreement does not, and the Seller’s performance of its obligations under this Agreement will not, (i) conflict with or result in a breach or default under the organizational documents of the Seller or any of the terms, conditions or provisions of any material contract, covenant or agreement to which the Seller is a party or otherwise bound, or to which any property or asset of the Seller or any of its affiliates is subject; or (ii) violate any law, rule, regulation or order applicable to the Seller or any of its affiliates.

2.1.4 No Further Consents Required. The Seller has duly obtained any and all approvals, authorizations, consents, orders or other actions required. There are no other approvals, authorizations, consents, orders or other actions of, or filings or registrations with, any governmental agency or other person or entity that are required to be obtained or made by the Seller or any of their affiliates in connection with the execution, delivery and performance of this Agreement and the transfer of the Shares hereunder (except for valid approval of the Share Transfer by the Board of Directors of the Company). The Order Establishing Procedures for the Sale or Other Disposition of Assets (the “Asset Sale Order”) entered by the United States Bankruptcy Court of the District of Delaware on April 17, 2002 regarding CYCH, Inc, a corporation organized under the laws of the State of Delaware of the USA which indirectly holds (four levels above Seller) a majority interest in Seller, does not require any further action on the part of the Seller or any of its affiliates to effectuate this Agreement, other than as set forth in this Agreement, including paragraph 4.1(b) hereof

2.1.5 The Shares. The Shares to be transferred hereunder have been duly and validly issued under the Commercial Code of Japan and the Company’s Articles of Incorporation and are fully paid and non-assessable. The Shares are not subject to any agreements or restrictions regarding transfer, voting or similar matters (except for the restriction regarding transfer under the Company’s Articles of Incorporation). The Seller owns all of the Shares to be sold hereunder. Upon payment for the Shares at the Closing, the Purchaser will acquire the Shares free and clear of all liens, charges, restrictions or encumbrances of any kind or nature (except for the restriction regarding transfer under the Company’s Articles of Incorporation).

2.2     Representation and Warranties of the Purchaser. The Purchaser hereby represents and warrants as follows:

2.2.1 Organization. Purchaser is a corporation duly incorporated, organized and validly existing under the laws of Japan.

2.2.2 Authority; Enforceability; Effect of Contracts. The Purchaser has full organizational power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized by all necessary action of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

2.2.3 No Conflicts. The execution and delivery by the Purchaser of this Agreement does not, and the Purchaser’s performance of its obligations under this Agreement will not, (i) conflict with or result in a breach or default under the organizational documents of the Purchaser or any of the terms, conditions or provisions of any material contract, covenant or agreement to which the Purchaser or any of its affiliates is a party or otherwise bound, or to which any property or asset of the Purchaser or any of its affiliates is subject; or (ii) violate any law, rule, regulation or order applicable to the Purchaser or any of its affiliates.

2.2.4 No Consents Required. There are no approvals, authorizations, consents, orders or other actions of, or filings or registrations with, any governmental agency or other person or entity that are required to be obtained or made by the Purchaser or any of its affiliates in connection with the execution, delivery and performance of this Agreement and the transfer of the Shares hereunder (except for valid approval of the Share Transfer by the Board of Directors of the Company).

ARTICLE III
COVENANTS

3.1     Covenants. From the date hereof until the Closing, each Party shall use its commercially reasonable efforts to take, or cause to be taken, all such actions and do, or cause to be done, all such things necessary, proper or appropriate to consummate and make effective the Share Transfer.

3.2     Proof of Asset Sale Order Consent. As promptly as possible but no later than the Closing Date, the Seller shall provide the Purchaser with a certified copy of any and all documents, proving to the Purchaser’s satisfaction that all consents, approvals or authorizations required by the Asset Sale Order have been duly obtained by the Seller.

ARTICLE IV
CLOSING CONDITIONS

4.1     Conditions to the Obligations of the Purchaser. The obligation of the Purchaser to take the actions required to be taken by the Purchaser at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Purchaser in writing, in whole or in part):

(a)	The representations and warranties of the Seller set forth in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

(b)	Seller shall provide the Purchaser with a copy of the certification of compliance with the Asset Sale Order.

(c)	The Seller shall have performed in all material respects all obligations and complied in all material respects with all covenants required under this Agreement to be performed or complied with by the Seller on or prior to the Closing Date.

(d)	The Share Transfer shall have been approved at a meeting of the Board of Directors of the Company.

4.2     Conditions to the Obligations of the Seller. The obligation of the Seller to take the actions required to be taken by the Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Seller in writing, in whole or in part):

(a)	The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

(b)	The Purchaser shall have performed in all material respects all obligations and complied in all material respects with all covenants required under this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

(c)	The Share Transfer shall have been approved at a meeting of the Board of Directors of the Company.

ARTICLE V
TERMINATION

5.1     Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual agreement, in writing, of the Parties.

5.2     Termination by a Party. This Agreement may be terminated at any time prior to the Closing by either Party (the “Non-Breaching Party”) by giving written notice to the other Party (the “Breaching Party”) if (a) there has been a breach by the Breaching Party of any agreement, covenant, representation or warranty contained in this Agreement, which breach shall not have been cured to the satisfaction of the Non-Breaching Party prior to the Closing, or (b) the Closing does not occur on or prior to the Closing Date.

5.3     Effect of Termination. In the event of termination pursuant to this Article V, no Party shall have any obligation or liability to the other Party in respect to this Agreement, except for any breach of this Agreement occurring prior to such termination; provided, however, that ARTICLE VI of this Agreement shall remain in full force and effect.

ARTICLE VI
GENERAL PROVISIONS

6.1     Notices. Any notice or other communication required or permitted to be given hereunder shall be in the English language and in writing and shall be delivered personally, transmitted by facsimile (in each case followed by confirmation delivered by registered and express mail) or sent by registered and express mail, postage prepaid, and shall be deemed given when so delivered personally, or if transmitted by facsimile, one (1) day after the date of such facsimile, or if mailed, five (5) days after the date of mailing, to the Parties at the following addresses (or to such other party and/or such other address as shall be specified by like notice from the Party to which notice or other communication shall be given originally, provided, however, that such notice of a change of party and/or address shall be effective only upon receipt thereof):

If to the Seller:
CyberCash Japan C.V. 7536 Cannoneer Court Warrenton, VA 20186 United States of America Attention: Thomas LaHaye Facsimile: 1.540.351.0013

If to the Purchaser:
SOFTBANK FINANCE CORPORATION IZUMI Gardentower 20F, 1-6-1 Roppongi, Minato-ku, Tokyo, 106-6020 JAPAN Attention: President Legal Department Facsimile: 81-3-3589-7958

6.2     Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof. No waiver, alteration or amendment of any of the provisions hereof shall be binding on a Party unless in writing and signed by a duly authorized representative of such Party.

6.3     Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to a Party, upon any breach or default of the other Party under this Agreement, shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or a waiver of or an acquiescence to any similar breach or default thereafter occurring. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of a Party under this Agreement, or any waiver on the part of a Party of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to a Party, shall be cumulative and not alternative.

6.4     Expenses. Each Party shall bear its own expenses incurred on its behalf with respect to the transactions contemplated hereby.

6.5     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.6     Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to either Party.

6.7.     No Right of Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective successors and assigns. No Party may assign or delegate this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party. Nothing herein is intended to confer on any person other than the Parties or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.8     Disclaimer of Partnership or Agency. Nothing contained or implied in this Agreement shall constitute or be deemed to constitute a partnership between the Parties nor shall this Agreement constitute a Party as the legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create, or incur any commitment, liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other Party.

6.9     Language. This Agreement is made in the English language, which shall control in the event of any conflict with translations of this Agreement.

6.10     Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of Japan.

6.11     Arbitration. All disputes, controversies or differences which may arise between the Parties out of or in relation of or in connection with this Agreement shall first be settled between the Parties amicably through good faith discussions upon the written request of either Party. In the event that any such dispute cannot be resolved thereby within a sixty (60) days after such written request, such dispute shall be finally settled by binding arbitration conducted in Tokyo, Japan, in accordance with the commercial arbitration rules of the Japan Commercial Arbitration Association.

6.12     Force Majeure. Except for the failure to make payments when due, no Party shall be liable to the other Party by reason of any failure in performance of this Agreement if the failure arises out of the unavailability of communications facilities or energy sources, acts of God, acts of the other Party, acts of governmental authority, fires, strikes, riots or war, or any cause beyond the reasonable control of such Party. If any such event delays performance, the time allowed for such performance shall be appropriately extended.

          IN WITNESS WHEREOF, this Stock Purchase Agreement has been made and entered into as of the date and year first above written.

CyberCash Japan C.V.
By: Reston Parkway II, Inc., acting as
general partner of CyberCash International, C.V., acting as
general partner of CyberCash Japan, C.V.

By: /s/ Tom LaHaye
Name: Tom LaHaye
 Title:  Director and CEO, Reston Parkway II

SOFTBANK FINANCE CORPORATION

By: /s/ Yoshitaka Kitao
Name: Yoshitaka Kitao
Title: President & CEO